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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): NOVEMBER 28, 2001



                              DYNEGY HOLDINGS INC.
            (Exact name of registrant as specified in its charter)



           DELAWARE                    0-29311                   94-3248415
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



      1000 LOUISIANA, SUITE 5800
            HOUSTON, TEXAS                                           77002
(Address of principal executive offices)                          (Zip Code)



      Registrant's telephone number, including area code:  (713) 507-6400

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ITEM 5.  OTHER EVENTS.

    On November 28, 2001, Dynegy Inc. (of which Dynegy Holdings Inc. is a wholly owned subsidiary) gave notice of termination of the Agreement and Plan of Merger dated as of November 9, 2001 among Dynegy Inc., Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp. and Dynegy Holdings Inc. gave notice of its option to purchase all of the membership interests of MCTJ Holding Co. LLC. Please see the letters attached as Exhibits 99.1 and 99.2 hereto, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS.

    99.1 -- Letter from Dynegy Inc. to Enron Corp. dated November 28, 2001 giving notice of termination of the Agreement and Plan of Merger dated as of November 9, 2001 among Dynegy Inc., Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp.

    99.2 -- Letter from Dynegy Holdings Inc. to CGNN Holding Company, Inc. dated November 28, 2001 giving notice of the exercise of its option to purchase all of the membership interests of MCTJ Holding Co. LLC, a Delaware limited liability company, pursuant to the Option Agreement dated as of November 9, 2001.

    99.3  --  Press release dated November 28, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

    Please see the press release attached as Exhibit 99.3.

    The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Dynegy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Dynegy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Dynegy or any of its affiliates.

UNCERTAINTY OF FORWARD-LOOKING STATEMENTS AND INFORMATION.

    Dynegy's reports, filings and other public announcements often include statements reflecting assumptions, expectations, projections, intentions or beliefs about future events. These statements are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "project,"

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"forecast," "may," "will," "should," "expect" and other words of similar meaning. In particular, these include, but are not limited to, statements relating to the following:

    -  Projected operating or financial results;

    - Expectations regarding capital expenditures, dividends or other payments;

    - Pending or recent acquisitions, including the anticipated closing date, expected cost savings or synergies and the accretive or dilutive impact of an acquisition on earnings;

    - Expectations regarding transaction volume and liquidity in wholesale energy markets in the U.S. and Europe;

    - Beliefs or assumptions about the outlook for deregulation of retail and wholesale energy markets in the U.S. and Europe and anticipated business developments in such markets;

    - Dynegy's ability to effectively compete for market share with industry participants;

    -  Beliefs regarding the outcome of legal and administrative proceedings;
       and

    - The expected commencement date for commercial operations for new power plants.

    Any or all of Dynegy's forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties, including the following:

    - The timing and extent of changes in commodity prices for energy, particularly natural gas, electricity and NGLs;

    -  The timing and extent of deregulation of energy markets in the U.S.
       and Europe and the rules and regulations adopted on a transitional basis in such markets;

    - The condition of the capital markets generally, which will be affected by interest rates, foreign currency fluctuations and general economic conditions, as well as Dynegy's ability to maintain its investment grade credit ratings;

    - The effectiveness of Dynegy's risk-management policies and procedures and the ability of Dynegy's trading counterparties to satisfy their financial commitments;

    - The liquidity and competitiveness of wholesale trading markets for energy commodities, including the impact of electronic or online trading in these markets;

    - Operational factors affecting the start up or ongoing commercial operations of Dynegy's power generation or midstream natural gas facilities, including catastrophic weather related damage, unscheduled outages or repairs, unanticipated changes in fuel costs or availability, the unavailability of gas transportation, the unavailability of electric transmission service or workforce issues;

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    -  Cost and other effects of legal and administrative proceedings, settlements, investigations and claims, including environmental liabilities that may not be covered by indemnity or insurance;

    - Other U.S. or European regulatory or legislative developments that affect the demand for energy generally, increase the environmental compliance cost for Dynegy's power generation or midstream gas facilities or impose liabilities on the owners of such facilities; and

    - General political conditions, including any extended period of war or conflict involving the U.S. or Europe.

    Many of these factors will be important in determining Dynegy's actual future results. Consequently, no forward-looking statement can be guaranteed. Dynegy's actual future results may vary materially from those expressed or implied in any forward-looking statements.

    All of Dynegy's forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date of this report.




















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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DYNEGY HOLDINGS INC.


                                       By: /s/ Keith R. Fullenweider
                                          -------------------------------------
                                           Keith R. Fullenweider, Senior Vice
                                           President and Deputy General Counsel

Date: November 28, 2001



















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                                 EXHIBIT INDEX

99.1 -- Letter from Dynegy Inc. to Enron Corp. dated November 28, 2001 giving notice of termination of the Agreement and Plan of Merger dated as of November 9, 2001 among Dynegy Inc., Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp.

99.2  --  Letter from Dynegy Holdings Inc. to CGNN Holding Company, Inc.
          dated November 28, 2001 giving notice of the exercise of its option to purchase all of the membership interests of MCTJ Holding Co. LLC, a Delaware limited liability company, pursuant to the Option Agreement dated as of November 9, 2001.

99.3  --  Press release dated November 28, 2001.


























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